MUNDOVAL FUND
GLOBAL VALUE INVESTING

7855 Ivanhoe Avenue, Suite 210 | La Jolla, California 92037 | 858-454-4837 | Fax 858-454-4774 | www.mundoval.com

The Mundoval Fund is designed for investors who seek long-term capital appreciation in a portfolio of U.S. and International businesses. More than one-half of the world's investment opportunities exist outside of the United States and the Mundoval Fund seeks to own shares of companies worldwide at a discount to their intrinsic values. Global investing provides investors with portfolio diversification and the ability to own some of the largest businesses in the world via American Depository Receipts (ADR's).

A.Q. Johnson & Co., Inc. is the investment adviser to the Mundoval Fund. The Fund's investment portfolio is managed on a day to day basis by Arthur Q. Johnson. Mr. Johnson is a Chartered Financial Analyst, a member of the Association for Investment Management & Research and the San Diego Society of Financial Analysts. Prior to managing the Mundoval Fund he was a principal at Brandes Investment Partners, L.P. from 1986 to 2000. The Adviser uses a philosophy known as value investing to uncover companies selling at a discount to their intrinsic values. When companies sell for prices less than intrinsic value profit potential is greater and the gap between price and value provides a margin of safety. The Fund's value approach to investing is a strategy that requires an investor to maintain a three-to-five year time horizon.

INTRINSIC VALUE *is a measure that is used to estimate the value of a business. Intrinsic value is best defined as the discounted value of the future free cash flows generated by a business. Free cash flow is the surplus cash that exceeds the amount of capital expenditures required to maintain plant, property and equipment of a business. Free cash flow can be used by management to re-purchase shares of stock, retire debt, make acquisitions or pay dividends.*

The calculation of intrinsic value is an estimate rather than a precise figure that can be altered to reflect changes in interest rates or forecasts of future cash flows. The intrinsic value investor seeks to purchase financially sound, well managed businesses at a discount to their intrinsic value. The adviser believes that businesses purchased at prices less than their intrinsic values help to protect capital from significant loss and provide for a satisfactory rate of return as intrinsic value is realized in the capital markets.

The Mundoval Fund Features:

- Investment Adviser with more than twenty years of global investing experience
- Global Diversification
- Value Investment Discipline
- Lower correlation to benchmark portfolios and other active managers

Top 15 Holdings (as of December 31, 2006)

China Mobile Ltd.	3.71%
Cisco Systems Inc.	3.46%
ING Group ADR	3.07%
Microsoft Corp.	2.97%
News Corporation	2.92%
Pfizer	2.92%
Sanofi Aventis ADR	2.92%
Cemex SA ADR	2.91%
Astra Zeneca	2.90%
Unilever ADR	2.89%
Minnesota Mining & Manuf. Co.	2.89%
Citigroup	2.87%
Dell Computer Corp.	2.83%
BASF Aktiengsellschaft	2.81%
Johnson & Johnson	2.80%

Performance Information

Data as of December 31, 2006
(Fund inception September 3, 2004)

1 Year	2 Year	Average Annualized Return Since Inception
19.61%	14.64	16.21%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by call 1-877-59-FUNDS. The prospectus should be read carefully before investing.